                                                                    Exhibit 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-80789 and No. 333-13927) of Movado Group, Inc. of our report dated March 13, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Florham Park, New Jersey
April 30, 2003